As filed with the Securities and Exchange Commission on June 10, 2002
Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

VITRIA TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	7372	77-0386311
(State of Incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

945 Stewart Drive
Sunnyvale, CA 94086
(408) 212-2700
(Address of principal executive offices)

1999 EQUITY INCENTIVE PLAN
1998 EXECUTIVE INCENTIVE PLAN
(Full title of the plans)

JoMei Chang, Ph.D.
President and Chief Executive Officer
Vitria Technology, Inc.
945 Stewart Drive
Sunnyvale, CA 94086
(408) 212-2700
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Eric C. Jensen, Esq.
Cooley Godward LLP
5 Palo Alto Square
3000 El Camino Real
Palo Alto, California 94506
(650) 843-5000

CALCULATION OF REGISTRATION FEE

Title of Securities To be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price per Share (2)	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee

Stock Options and Common Stock (par value $.001)	8,904,480 shares	$1.03	$9,171,614	$844

(1)
This Registration Statement shall cover any additional shares of Common Stock which become issuable under the plans set forth hereby by reason of any stock dividend, stock split, recapitalization or any other similar transaction without receipt of consideration which results in an increase in the number of shares of the Registrant’s outstanding Common Stock.

(2)
Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) of the Securities Act of 1933, as amended. The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant’s Common Stock on June 6, 2002 as reported on the Nasdaq National Market.

INCORPORATION BY REFERENCE OF CONTENTS OF
REGISTRATION STATEMENT ON FORM S-8 NO. 333-91325,
REGISTRATION STATEMENT ON FORM S-8 NO. 333-37706,
REGISTRATION STATEMENT ON FORM S-8 NO. 333-52778 AND
REGISTRATION STATEMENT ON FORM S-8 NO. 333-71226

The contents of Registration Statement on Form S-8 No. 333-91325 filed with the Securities and Exchange Commission, or the SEC, on November 19, 1999, Registration Statement on Form S-8 No. 333-37706 filed with the SEC on May 24, 2000, Registration Statement on Form S-8 No. 333-52778 filed with the SEC on December 27, 2000 and Registration Statement on Form S-8 No. 333-71226 filed with the SEC on October 9, 2001 are incorporated by reference herein.

EXHIBITS

Exhibit Number	Description
4.1(1)	Amended and Restated Certificate of Incorporation of Registrant.

4.2(2)	Certificate of Amendment of Restated Certificate of Incorporation.

4.3(3)	Bylaws of Registrant.

4.4(4)	Specimen Stock Certificate.

4.5(5)	Second Amended and Restated Investor Rights Agreement, dated May 20, 1999.

5.1	Opinion of Cooley Godward LLP.

23.1	Consent of Ernst & Young LLP.

23.2	Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.

24.1	Power of Attorney. Reference is made to Signature Page.

99.1(6)	Amended and Restated 1999 Equity Incentive Plan.

99.2(6)	1998 Executive Incentive Plan.

99.3(6)	1999 Employee Stock Purchase Plan.

(1)	Previously filed as Exhibit 3.2 to our Registration Statement on Form S-1, as amended, File No. 333-81297, filed on June 22, 1999, and incorporated herein by reference.

(2)	Previously filed as Exhibit 3.5 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, filed on August 14, 2000, and incorporated herein by reference.

(3)	Previously filed as Exhibit 3.3 to our Registration Statement on Form S-1, as amended, File No. 333-81297, filed on June 22, 1999, and incorporated herein by reference.

(4)	Previously filed as Exhibit 4.2 to our Registration Statement on Form S-1, as amended, File No. 333-81297, filed on June 22, 1999, and incorporated herein by reference.

(5)	Previously filed as Exhibit 4.3 to our Registration Statement on Form S-1, as amended, File No. 333-81297, filed on June 22, 1999, and incorporated herein by reference.

(6)	Previously filed as the like-numbered Exhibit to our Registration Statement on Form S-8, as amended, File No. 333-91325, filed on November 19, 1999, and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on June 10, 2002.

VITRIA TECHNOLOGY, INC.

By:	/s/ JOMEI CHANG, PH.D.
JoMei Chang, Ph.D. President and Chief Executive Officer (Principal Executive Officer)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints JoMei Chang, Ph.D. and Graham Smith, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JOMEI CHANG, PH.D. JoMei Chang, Ph.D.	President, Chief Executive Officer and Director (Principal Executive Officer)	June 10, 2002

/s/ GRAHAM SMITH Graham Smith	Senior Vice President and Chief Financial Officer (Principal Financial Officer and Accounting Officer)	June 10, 2002

/s/ M. DALE SKEEN, PH.D. M. Dale Skeen, Ph.D.	Director	June 10, 2002

/s/ ROBERT M. HALPERIN Robert M. Halperin	Director	June 10, 2002

/s/ JOHN L. WALECKA John L. Walecka	Director	June 10, 2002

/s/ WILLIAM H. YOUNGER, JR. William H. Younger, Jr.	Director	June 10, 2002

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EXHIBIT INDEX

Exhibit Number	Description
4.1(1)	Amended and Restated Certificate of Incorporation of Registrant.

4.2(2)	Certificate of Amendment of Restated Certificate of Incorporation.

4.3(3)	Bylaws of Registrant.

4.4(4)	Specimen Stock Certificate.

4.5(5)	Second Amended and Restated Investor Rights Agreement, dated May 20, 1999.

5.1	Opinion of Cooley Godward LLP.

23.1	Consent of Ernst & Young LLP.

23.2	Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.

24.1	Power of Attorney. Reference is made to Signature Page.

99.1(6)	Amended and Restated 1999 Equity Incentive Plan.

99.2(6)	1998 Executive Incentive Plan.

99.3(6)	1999 Employee Stock Purchase Plan.

(1)	Previously filed as Exhibit 3.2 to our Registration Statement on Form S-1, as amended, File No. 333-81297, filed on June 22, 1999, and incorporated herein by reference.

(2)	Previously filed as Exhibit 3.5 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, filed on August 14, 2000, and incorporated herein by reference.

(3)	Previously filed as Exhibit 3.3 to our Registration Statement on Form S-1, as amended, File No. 333-81297, filed on June 22, 1999, and incorporated herein by reference.

(4)	Previously filed as Exhibit 4.2 to our Registration Statement on Form S-1, as amended, File No. 333-81297, filed on June 22, 1999, and incorporated herein by reference.

(5)	Previously filed as Exhibit 4.3 to our Registration Statement on Form S-1, as amended, File No. 333-81297, filed on June 22, 1999, and incorporated herein by reference.

(6)	Previously filed as the like-numbered Exhibit to our Registration Statement on Form S-8, as amended, File No. 333-91325, filed on November 19, 1999, and incorporated herein by reference.

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